                                                                                                              EXHIBIT 20
                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999

Pool Data - Original Deal Parameters
------------------------------------
Aggregate Net Investment Value (ANIV)                                       749,988,732.51
Discounted Principal Balance                                                749,988,732.51
Servicer Advance                                                              1,324,812.20
Servicer Payahead                                                             1,260,008.73
Number of Contracts                                                                 34,185
Weighted Average Lease Rate                                                           6.81%
Weighted Average Remaining Term                                                       33.8
Servicing Fee Percentage                                                              1.00%


Pool Data - Current Month
-------------------------
Aggregate Net Investment Value                                              749,973,700.05
Discounted Principal Balance                                                749,962,989.28
Servicer Advances                                                             1,679,902.97
Servicer Pay Ahead Balance                                                    2,102,534.75
Maturity Advances Outstanding                                                          -
Number of Current Contracts                                                         35,879
Weighted Average Lease Rate                                                           6.85%
Weighted Average Remaining Term                                                       27.9


Reserve Fund:
  Initial Deposit Amount                                                     28,124,577.47
  Specified Reserve Fund Percentage                                                   5.50%
  Specified Reserve Fund Amount                                              41,249,380.29
  Specified Reserve Fund Percentage (if Condition i, ii or iii met)                   6.50%
  Specified Reserve Fund Amount (if Condition i, ii or iii met)              48,749,267.61

                                                              Class A          Class B           Total
                                                              Amount           Amount            Amount
                                                          --------------  ----------------   -------------
  Beginning Balance                                        34,040,812.22      1,095,750.00   35,136,562.22
  Withdrawal Amount                                                  -                 -               -
  Transferor Excess                                         1,410,339.31                      1,410,339.31
                                                          --------------  ----------------   -------------
  Ending Balance                                           35,451,151.53      1,095,750.00   36,546,901.53
  Specified Reserve Fund Balance                           40,153,630.29      1,095,750.00   41,249,380.29
                                                          --------------  ----------------   -------------
  Release to Transferor                                              -               -               -
  Cumulative Withdrawal Amount                                       -               -               -


Liquidation of Charge-offs and Repossessions:                    Vehicles
                                                                 --------
  Liquidated Contracts                                                 55
                                                                       --
  Discounted Principal Balance                                                                1,190,796.10
  Net Liquidation Proceeds                                                                   (1,022,378.19)
  Recoveries - Previously Liquidated Contracts                                                  (82,773.06)
                                                                                             -------------
  Aggregate Credit Losses for the Collection Period                                              85,644.85
                                                                                            ==============
  Cumulative Credit Losses for all Periods                                                      746,780.03
  Repossessed in Current Period                                        56                   ==============
                                                                       --


                                                                                               Annualized
                                                                                                 Average
                                                                                               Charge-Off
                                                                                                  Rate
Ratio of Net Credit Losses to the Average Pool Balance                                       -------------
for Each Collection Period:
    Second Preceding Collection Period                                                                0.32%
    First Preceding Collection Period                                                                 0.37%
    Current Collection Period                                                                         0.14%

Condition (i) (Charge-off Rate)
-------------
Three Month Average                                                                                   0.28%
Charge-Off Rate Indicator ( > 1.25%)                                                     condition not met



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999


Delinquent Contracts:                                        Percent        Accounts        Percent            ANIV
                                                          -------------  -------------  -------------     -------------

  31-60 Days Delinquent                                            0.72%           257           0.70%     5,245,679.37
  61-90 Days Delinquent                                            0.05%            18           0.05%       400,585.40
 Over 90 Days Delinquent                                           0.03%            11           0.03%       256,425.32
                                                                         -------------                    -------------
  Total Delinquencies                                                              286                     5,902,690.09
                                                                         =============                    =============



Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):

    Second Preceding Collection Period                                                                             0.10%
    First Preceding Collection Period                                                                              0.06%
    Current Collection Period                                                                                      0.08%


Condition (ii) (Delinquency Percentage)
--------------
Three Month Average                                                                                                0.08%
Delinquency Percentage Indicator ( > 1.25%)                                                           condition not met



Residual Value (Gain)Loss:                                    Vehicles
                                                              --------
  Matured Lease Vehicle Inventory Sold                               0                                              -
                                                                     -
  Net Liquidation Proceeds                                                                                          -
                                                                                                          -------------
  Net Residual Value (Gain)Loss                                                                                     -
                                                                                                          =============
  Cumulative Residual Value (Gain)Loss all periods                                                                  -
                                                                                                          =============


                                                                                                 Average
                                                                                                   Net        Average
Matured Vehicles Sold for                         Number       Scheduled            Sale       Liquidation    Residual
each Collection Period:                            Sold       Maturities           Ratio        Proceeds        Value
                                                 --------     ----------         ---------    ------------   ----------
  Second Preceding Collection Period                 0
  First Preceding Collection Period                  0
  Current Collection Period                          0
  Three Month Average

Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value



                                                                                            Current Period
Condition (iii) (Residual Value Test)                                                        Amount/Ratio      Test Met
---------------                                                                             --------------     --------

a) Number of Vehicles Sold > 25% of Scheduled Maturities                                                           NO
b) Number of Scheduled Maturities > 500                                                                0           NO
c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                                   NO

Residual Value Indicator (condition met if tests a, b and c = YES)                                    condition not met



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999
                                                                             Certificate      Certificate
                                                              Total            Percent          Balance
                                                          --------------  ----------------  ---------------
Interest:                                                                            98.00%
---------
  Interest Collections                                      5,524,801.30
  Net Investment Income                                        12,875.79
  Non-recoverable Advances                                    (31,876.91)
                                                          --------------
   Available Interest                                       5,505,800.18                       5,395,684.18
  Class A1, A2, A3 Notional Interest Accrual Amount        (3,075,508.25)                     (3,075,508.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                         -                                  -
  Interest Accrual for Adjusted Class B Certificate Bal.     (282,419.42)                       (282,419.42)
  Class B Interest Carryover Shortfall                               -
  Servicer's Fee                                             (624,979.52)                       (612,479.93)
  Capped Expenses                                             (15,745.94)                        (15,431.02)
  Interest Accrual on Class B Cert. Princ. Loss Amt.                 -                                  -
  Uncapped Expenses                                                  -                                  -
                                                          --------------                    ---------------
  Total Unallocated Interest                                1,507,147.05                       1,409,845.56
  Excess Interest to Transferor                                                               (1,409,845.56)
                                                          --------------                    ---------------
  Net Interest Collections Available                        1,507,147.05                                -
  Loss Reimbursement from Transferor                          (83,931.95)
  Accelerated Principal Distribution                                 -
  Net Investment Income Allocated                             (12,875.79)
  Investment Income Distributed                                      -
                                                          --------------
  Deposit to Reserve Fund                                   1,410,339.31
                                                          --------------
  Withdrawal from Reserve Fund                                       -
                                                          --------------
Principal:
----------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                         (85,644.85)                        (83,931.95)
  Loss Reimbursement from Transferor                           83,931.95                          83,931.95
  Loss Reimbursement from Reserve Fund                               -                                  -
                                                          --------------                    ---------------
  Transferor Ending Certificate Principal Loss Amount          (1,712.90)                               -

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Class A Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Class B Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period                                      -
  Allocations - Current Period                                       -                                  -
  Allocations - Accelerated Principal Distribution                   -                                  -
  Allocations - Not Disbursed Beginning of Period                    -                                  -
  Allocations - Not Disbursed End of Period                          -                                  -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                      -                                  -
  Allocations - Current Period                              3,370,803.46                       3,357,927.67
  Allocations - Not Disbursed Beginning of Period           3,357,927.67                       3,357,927.67
  Allocations - Not Disbursed End of Period                 6,728,731.13                       6,715,855.34

Due To Trust - Current Period:
------------------------------
  Total Deposit to Reserve Fund                             1,410,339.31
  Total Distribution Amount                                          -                                  -
  Total Allocation Amount                                   3,357,927.67                       3,357,927.67
                                                          --------------                    ---------------
    Total Due to Trust                                      4,768,266.98                       3,357,927.67



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999
                                                            Class A-1        Class A-2        Class A-3         Class B
                                                             Balance          Balance          Balance          Balance
                                                          -------------    -------------    -------------    -------------
Interest:
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
   Available Interest                                      1,387,461.64     3,116,282.90       534,429.67        357,509.96

  Class A1, A2, A3 Notional Interest Accrual Amount         (829,237.50)   (1,914,848.75)     (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                        -                -                -
  Interest Accrual for Adjusted Class B Certificate Bal.                                                        (282,419.42)
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B Cert. Princ. Loss Amt.
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

  Net Interest Collections Available
  Loss Reimbursement from Transferor
  Accelerated Principal Distribution
  Net Investment Income Allocated
  Investment Income Distributed
  Deposit to Reserve Fund
  Withdrawal from Reserve Fund

Principal:
----------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                                           (83,931.95)
  Loss Reimbursement from Transferor                                                                             83,931.95
  Loss Reimbursement from Reserve Fund

  Transferor Ending Certificate Principal Loss Amount

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class A Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period                                      -
  Allocations - Accelerated Principal Distribution                  -
  Allocations - Not Disbursed Beginning of Period                   -
  Allocations - Not Disbursed End of Period                         -                -                -                -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                     -                -                -                -
  Allocations - Current Period                               829,237.50     1,914,848.75       331,422.00       282,419.42
  Allocations - Not Disbursed Beginning of Period            829,237.50     1,914,848.75       331,422.00       282,419.42
  Allocations - Not Disbursed End of Period                1,658,475.00     3,829,697.50       662,844.00       564,838.84

Due To Trust - Current Period:
------------------------------
  Total Deposit to Reserve Fund
  Total Distribution Amount                                         -                -                -                -
  Total Allocation Amount                                    829,237.50     1,914,848.75       331,422.00       282,419.42
                                                          -------------    -------------    -------------    -------------
    Total Due to Trust                                       829,237.50     1,914,848.75       331,422.00       282,419.42



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999
                                                          Transferor Interest   Transferor Interest   Transferor Interest
                                                               Percent               Interest              Principal
                                                          -------------------   -------------------   -------------------
Interest:                                                                2.00%
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
   Available Interest                                                                    110,116.00

  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                         (12,499.59)
  Capped Expenses                                                                           (314.92)
  Interest Accrual on Class B Cert. Princ. Loss Amt.
  Uncapped Expenses                                                                             -
                                                                                      -------------
  Total Unallocated Interest                                                              97,301.49
  Excess Interest to Transferor                                                        1,409,845.56
                                                                                      -------------
  Net Interest Collections Available                                                   1,507,147.05
  Loss Reimbursement from Transferor                                                     (83,931.95)
  Accelerated Principal Distribution                                                            -
  Net Investment Income Allocated                                                        (12,875.79)
  Investment Income Distributed                                                                 -
                                                                                      -------------
  Deposit to Reserve Fund                                                              1,410,339.31
  Withdrawal from Reserve Fund

Principal:
----------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                                           (1,712.90)
  Loss Reimbursement from Transferor                                                     (83,931.95)
  Loss Reimbursement from Reserve Fund
                                                                                      -------------          ------------
  Transferor Ending Certificate Principal Loss Amount                                    (83,931.95)            (1,712.90)

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class A Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period                                                                                       -
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution                                              -
  Allocations - Not Disbursed Beginning of Period                                               -
  Allocations - Not Disbursed End of Period                                                     -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                                                 -
  Allocations - Current Period                                                            12,875.79
  Allocations - Not Disbursed Beginning of Period                                               -
  Allocations - Not Disbursed End of Period                                               12,875.79

Due To Trust - Current Period:
------------------------------
  Total Deposit to Reserve Fund
  Total Distribution Amount                                                                     -                     -
  Total Allocation Amount                                                                       -                     -
                                                                                      -------------          ------------
    Total Due to Trust                                                                          -                     -



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999


                                                                                              Certificate       Certificate
Original Deal Parameter                                                         Total           Percent           Balance
-----------------------                                                   ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)                                       749,988,732.51
Discounted Principal Balance                                                749,988,732.51
Initial Notional/Certificate Balance                                                   -           100.00%    735,000,000.00
Percent of ANIV                                                                                                        98.00%
Certificate Factor                                                                                                 1.0000000
Notional/Certificate Rate
Servicer Advance                                                              1,324,812.20
Servicer Payahead                                                             1,260,008.73
Number of Contracts                                                                 34,185
Weighted Average Lease Rate                                                           6.81%
Weighted Average Remaining Term                                                       33.8
Servicing Fee Percentage                                                              1.00%



Pool Data Prior Month
---------------------
Aggregate Net Investment Value                                              749,975,412.95
Discounted Principal Balance                                                749,969,415.20
Notional/Certificate Balance                                                                                   735,000,000.00
Adjusted Notional/Certificate Balance                                                                          735,000,000.00
Percent of ANIV                                                                                                         98.00%
Certificate Factor                                                                                                  1.0000000
Servicer Advances                                                             1,535,241.14
Servicer Pay Ahead Balance                                                    2,224,100.45
Maturity Advances Outstanding                                                          -
Number of Current Contracts                                                         35,576
Weighted Average Lease Rate                                                           6.86%
Weighted Average Remaining Term                                                       28.9



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value                                            749,973,700.05
  Discounted Principal Balance                                              749,962,989.28
  Notional/Certificate Balance                                                                                 735,000,000.00
  Adjusted Notional/Certificate Balance                                                                        735,000,000.00
  Percent of ANIV                                                                                                       98.00%
  Certificate Factor                                                                                                1.0000000
  Servicer Advances                                                           1,679,902.97
  Servicer Pay Ahead Balance                                                  2,102,534.75
  Maturity Advances Outstanding                                                        -
  Number of Current Contracts                                                       35,879
  Weighted Average Lease Rate                                                         6.85%
  Weighted Average Remaining Term                                                     27.9



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999


                                                             Class A1          Class A1         Class A2          Class A2
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                               25.71%   189,000,000.00           57.76%    424,500,000.00
Percent of ANIV                                                                      25.20%                             56.60%
Certificate Factor                                                               1.0000000                          1.0000000
Notional/Certificate Rate                                                            5.265%                             5.413%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage



Pool Data Prior Month
---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                                189,000,000.00                     424,500,000.00
Adjusted Notional/Certificate Balance                                       189,000,000.00                     424,500,000.00
Percent of ANIV                                                                      25.20%                             56.60%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                              189,000,000.00                     424,500,000.00
  Adjusted Notional/Certificate Balance                                     189,000,000.00                     424,500,000.00
  Percent of ANIV                                                                    25.20%                             56.60%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon Lease Rate
  Weighted Average Remaining Term



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999


                                                             Class A3          Class A3         Class B           Class B
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                                9.90%    72,800,000.00            6.63%     48,700,000.00
Percent of ANIV                                                                       9.71%                              6.49%
Certificate Factor                                                               1.0000000                          1.0000000
Notional/Certificate Rate                                                            5.463%                             6.959%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage



Pool Data Prior Month
---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                                 72,800,000.00                      48,700,000.00
Adjusted Notional/Certificate Balance                                        72,800,000.00                      48,700,000.00
Percent of ANIV                                                                       9.71%                              6.49%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                               72,800,000.00                      48,700,000.00
  Adjusted Notional/Certificate Balance                                      72,800,000.00                      48,700,000.00
  Percent of ANIV                                                                     9.71%                              6.49%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon Lease Rate
  Weighted Average Remaining Term



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999


                                                                             Transferor
                                                                              Interest
Original Deal Parameter                                                        Balance
-----------------------                                                   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                                         14,988,732.51
Percent of ANIV                                                                       2.00%
Certificate Factor
Notional/Certificate Rate
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage



Pool Data Prior Month
---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                                 14,975,412.95
Adjusted Notional/Certificate Balance                                        14,975,412.95
Percent of ANIV                                                                       2.00%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                               14,973,700.05
  Adjusted Notional/Certificate Balance                                      14,973,700.05
  Percent of ANIV                                                                     2.00%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999


Current Month Collection Activity                             Vehicles
---------------------------------                             --------
Principal Collections                                                                         6,602,441.48
Prepayments in Full                                                114                        2,510,021.53
                                                                   ---
Reallocation Payment                                                 3                           64,229.05
                                                                     -
Interest Collections                                                                          5,524,801.30
Net Liquidation Proceeds and Recoveries                                                       1,105,151.25
Increase (Decrease) in Maturity Advances                                                               -
Net Investment Income                                                                            12,875.79
Net Liquidation Proceeds - Vehicle Sales                                                               -
                                                                                            --------------
Total Available                                                                              15,819,520.40



                                                                                                 Annual
                                                                               Amount            Amount
Capped and Uncapped Expenses:                                             ----------------   -------------
  Total Capped Expenses Paid                                                     15,745.94       94,475.64
  Total Uncapped Expenses Paid                                                         -               -
  Capped and Uncapped Expenses Due                                                     -               -

Servicer's Fee Due:
  Servicer's Fee Paid                                                           624,979.52
  Servicer's Fee Balance Due                                                           -
Supplemental Servicer's Fees                                                     58,373.24




Revolving Period:                                             Vehicles                           Amount
-----------------                                             --------                       -------------

  Beginning Unreinvested Principal Collections                                                    5,997.75
  Principal Collections & Liquidated Contracts                                               10,365,775.26
  Allocation to Subsequent Contracts                               476                      (10,361,062.24)
                                                                   ---                       -------------
  Ending Unreinvested Principal Collections                                                      10,710.77




                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Allocation Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999
                                                                     Class A1         Class A2          Class A3
                                                                     Balance          Balance           Balance
                                                                  --------------  ----------------   -------------

Interest Rate
-------------
Three Month LIBOR +                                                         0.23%             0.27%           0.32%


Principal Payments
------------------
Principal Payment due to Investors
Ending Certificate Balance                                        189,000,000.00    424,500,000.00   72,800,000.00


Interest Payments
-----------------
Class Interest Rate for Current Interest Period                              -                 -               -
Interest Calculation for Current Interest Period                             -                 -               -
At Certificate Payment Date:
  Paid to Swap Counterparty                              -                   -                 -               -
  Due to Swap Counterparty                               -                   -                 -               -
  Proration %                                           0.00%
  Interest Due to Investors                                                  -                 -               -
  Interest Payment to Investors                                              -                 -               -

Net Settlement due to/(receive by) Swap Counterparty                         -                 -               -

Total Payment to Investors (Principal and Interest)                          -                 -               -


Swap Shortfall
--------------
Prior Swap Interest Shortfall Carryover                                      -                 -               -
Swap Interest Shortfall Inc/(Dec) This Period                                -                 -               -
Swap Interest Shortfall Carryover                                            -                 -               -


Interest Reset
--------------
Interest Rate                                                            5.23000%          5.27000%        5.32000%
Number of Days                                                                92                92              92
Interest for Succeeding Certificate Payment Date                    2,526,090.00      5,717,071.67      989,756.44



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Allocation Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999
                                                             Class B         Total Class
                                                             Balance           Balance
                                                          --------------  ----------------

Interest Rate
-------------
Three Month LIBOR +                                                 2.00%


Principal Payments
------------------
Principal Payment due to Investors
Ending Certificate Balance                                 48,700,000.00    735,000,000.00


Interest Payments
-----------------
Class Interest Rate for Current Interest Period                      -                 -
Interest Calculation for Current Interest Period                     -                 -
At Certificate Payment Date:
  Paid to Swap Counterparty                                          -                 -
  Due to Swap Counterparty                                           -                 -
  Proration %
  Interest Due to Investors                                          -                 -
  Interest Payment to Investors                                      -                 -

Net Settlement due to/(receive by) Swap Counterparty                 -                 -

Total Payment to Investors (Principal and Interest)                  -                 -


Swap Shortfall
Prior Swap Interest Shortfall Carryover                              -                 -
Swap Interest Shortfall Inc/(Dec) This Period                        -                 -
Swap Interest Shortfall Carryover                                    -                 -


Interest Reset:
Interest Rate                                                   7.00000%
Number of Days                                                       92
Interest for Succeeding Certificate Payment Date             871,188.89




/S/   HOLLY PEARSON
-------------------------
      Holly Pearson
    Treasury Manager